UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2010

BALTIC TRADING LIMITED

(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

299 Park Avenue
20th Floor		10171
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                 Results of Operations and Financial Condition.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a corrected press release of Baltic Trading Limited (the “Company”), dated August 9, 2010, reporting the Company’s financial results for the second quarter ended June 30, 2010.  The corrected press release corrects a clerical error in the amounts reported for weighted average shares outstanding – diluted as described therein, which were correctly reported in the Company’s Quarterly Report on Form 10-Q filed on August 9, 2010.  The amounts of earnings per share and dividends per share as reported in the original press release for the Company’s financial results for such quarter are unchanged.

The information set forth under “Item 2.02 Results of Operations and Financial Condition,” including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

99.1	Press Release dated August 9, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIC TRADING LIMITED

DATE: August 10, 2010

/s/ John C. Wobensmith

John C. Wobensmith
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 9, 2010.